Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Heidrick & Struggles International, Inc., a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2011	/s/ Catherine E. Baderman
Catherine E. Baderman
Vice President and Corporate Controller
(acting Principal Financial Officer)